EXHIBIT 99





          906 CERTIFICATION


     The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

     (1) The accompanying Quarterly Report on Form 10-Q for the period ended May 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     Date:  July 15, 2003                  \s\  David H. Roche
                                           -----------------------------------
                                           President and
                                           Chief Executive Officer

                                   EXHIBIT 99





          906 CERTIFICATION


     The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

     (1) The accompanying Quarterly Report on Form 10-Q for the period ended May 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     Date:  July 15, 2003                  /s/ Steven M. Caspers
                                           -----------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer